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                  GENENCOR INTERNATIONAL, INC. AND SUBSIDIARIES

                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49834) of Genencor International, Inc. of our report dated January 30, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Rochester, New York
March 26, 2001